United States

Securities And Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2012

Dover Motorsports, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 1-11929

Delaware	51-0357525
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1131 N. DuPont Highway Dover, Delaware	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 883-6500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure.

On October 24, 2012, we issued a press release announcing that our Board of Directors declared an annual cash dividend on both classes of common stock of $.04 per share. The dividend is payable on December 10, 2012 to shareholders of record at the close of business on November 10, 2012. Due to the seasonal nature of our business, we will evaluate dividends annually. A copy of our press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated October 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Dover Motorsports, Inc.

/s/ Denis McGlynn
Denis McGlynn
President and Chief Executive Officer

Dated: October 24, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 24, 2012, issued by Dover Motorsports, Inc.